UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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NEXTGEN HEALTHCARE, INC.

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NextGen Healthcare Is Poised for Accelerating Shareholder Value Creation Leadership has transformed NextGen With our new CEO, NextGen Healthcare has Healthcare into a market leader with a powerhouse management team a winning platform and exceptionally engaged employees A robust foundation is now in place. NextGen Healthcare’s director nominees We have never been better positioned have deep, diverse, relevant expertise and to accelerate growth and create significant, are committed to serving the best interests sustainable value of ALL shareholders Vote “FOR” All Proposals on the WHITE Proxy Card, Including: Reincorporating into Eliminating Cumulative Electing each of NextGen Delaware Voting Healthcare’s Highly Qualified Nominees Vote by Internet or mail today — it is simple and will take only a few minutes now. NXGNproxy@mackenziepartners.com Your proxy card, voting instruction form or emailed voting instructions are Toll-Free: (800) 322-2885 easy to follow.

In 2015, We Launched a Multiphase Transformation Journey to Revitalize NextGen Healthcare

Phase I
July 2015 – Dec 2016

Stabilized the Company

- Brought on and supported executive team (CEO/CFO/CTO)
- Ended quarterly dividend
- Assessed, streamlined the portfolio

Phase II
Jan 2017 – Dec 2019

Made Foundational Investments to Drive Material Growth in Company Health and Performance

- Increased R&D and focus on product quality
- Built a commercial foundation
- Invested in talent and culture
- Pursued strategic M&A
- Diversified revenue "Surround Solutions"
- Expanded services
- Established new partnerships and business development initiatives
- Instilled operational excellence

Phase III
Jan 2020+

Accelerating Growth

- Enhancing "Surround" delivery
- Growing platform capabilities
- Extending footprint in high-growth markets
- Continuing business development and strategic M&A

Assessed and Realigned the Portfolio

- ✓ Divested hospital business in 2015 to focus on profitable elements of the portfolio
- ✓ Discontinued NGNow, reallocated spend into more attractive development programs
- ✓ Ended quarterly dividend in 2016, providing ~$42M cash flow annually for investment in company
- ✓ Restructured the organization, eliminating layers of management and business units
- ✓ Acquired HealthFusion, a highly ranked SaaS offering that unlocked new and profitable ambulatory practice segments

Increased R&D Investment and Focus, Turning Core Offerings into "Best in KLAS"

R&D Spend (% of Total Revenue)


12%
12%
13%
14%
17%
18%
19%
18%
17%
FY13
FY14
FY15
FY16
FY17
FY18
FY19
FY20
FY21

$540M

Total R&D spend (FY16-FY21)

"NextGen Healthcare is the only company we can remember to improve in every single feedback area we measure."

—KLAS Executive, 2019

Ranks #6 on Top 100 Healthcare Technology Companies of 2021

Market Leader in the Summer 2021 Medical Practice Management Customer Success Report

Top Practice Management Solution in 2021 Best in KLAS Report (11–75 providers), won for three consecutive years

Top Ambulatory EMR in 2021 Best in KLAS Report (11–75 providers)

Unlocked High-Growth Markets Through Strategic M&A

NextGen Healthcare has no debt and benefits from strong free cash flow and a solid balance sheet

Combined Markets Are Large and Growing Between 10% to 20% Annually	
Mobile and Analytics	**Entrada (2017)**: Core mobile capabilities, augmenting the EHR and improving the provider experience **Eagle Dream (2017)**: Population health management capabilities, broadens offering and cross-sell opportunity
High-Growth Specialties	**Inforth Technologies (2019)**: Vertically integrated solutions and domain expertise to accel in musculoskeletal physician practices **Topaz (2019)**: Vertically integrated solutions and domain expertise to access and expand the behavioral health market
Patient Engagement	**Medfusion (2019)**: Broadens solution-set to include a next-generation patient portal, self-scheduling and patient payments **OTTO Health (2019)**: Expands capabilities to enable virtual visits through embedded technologies and professional services

Customer Testimonials

OSMC

"A key reason we selected NextGen Healthcare is because the innovative software suite brings our practice to the next level and provides a more effective way for our patients and providers to interact. "

— Practice Administrator, Orthopaedic & Sports Medicine Center

Delaware Valley Community Health, Inc.

"The [NextGen Healthcare] integrated platform allows us to reach more patients and provide potentially life-saving mental health counsel."

— Chief Information Officer, DVHC

Broadened Partnerships and Scale: Driving $100M+ in Annual Revenue with Potential to Scale Even Further

OptimizeRx surescripts carequality DirectTrust amazon web services veradigm

Established Programs that Incentivize and Prioritize People — Now a Talent Destination

Transformational Employee Engagement 2015 – 2020

Improved **culture*** by **105%**

Improved **recognition and rewards*** by **58%**

Improved **senior manager relationships*** by **60%**

Top 5 Company in DivHERsity (SMEs/Startup) by JobsForHer in India

Improved **company potential*** by **111%**

*Voice Of The Employee (V.O.T.E) Annual engagement Survey Scores from 2015 through 2020

Results Show We Are On the Right Track

We Are Poised For Accelerated Value Creation

Strong Momentum in Recurring Revenues

Total Recurring Revenue ($M)



80%
91%+
of FY21 total revenue
$415
$448
$468
$474
$489
$503
FY16
FY17
FY18
FY19
FY20
FY21

Subscription Growth and Major Near-Term Cross Sell Opportunities

Subscription Services Revenue ($M)



123%+
$65
$95
$106
$117
$128
$148
FY16
FY17
FY18
FY19
FY20
FY21

25%+ of bookings now from new clients[1]

300M+ in free cash flow generated (FY16 – FY21)

6% to 8% annual revenue growth by executing our organic growth agenda

"Over the past few years, the company has made significant investments in its product portfolio and restructured its sales force to put a greater emphasis on expanding its footprint. This is paying off"

RBC
Jul 29, 21

"We continue to applaud the turnaround the company has made"

JPMorgan Chase & Co.
Jun 14, 2021

"Mgt has improved product quality and customer experience, leading to reduced attrition, new customer wins... we see a compelling platform strategy taking shape that should drive revs (sic)"

Jefferies
May 26, 2021

[1] FY21 v. 14% in FY19

NextGen Healthcare Has a Powerhouse Management Team to Fully Capitalize On the Transformational Changes That Have Been Made



David Sides, MBA, MHA

PRESIDENT AND CEO

Accomplished Leader with Proven Record Growing, Scaling and Diversifying Premier Healthcare Technology/Software Companies

Strategic, Results-Oriented Executive

Extensive leadership experience, including at a global leader in virtual care and one of the largest suppliers of health information technology services, devices and hardware

TELADOC. — As COO of Teladoc, led all commercial functions as revenues doubled in 2020 and are on track to exceed $2B in 2021

Cerner — Owned Cerner's global P&L for the consulting business, including all functions from sales through implementation

Cerner — At Cerner, created new methodologies for deployment, new service lines and development plans for 3,500 associates, growing the consulting business from $643M in 2008 to $1.031B in 2012

Streamline Health — Led the full-scale turnaround of Streamline Health Solutions as CEO, growing revenue, EBITDA and cash flow organically

iMDsoft — Recruited by TPG to lead iMDsoft as CEO; delivered >30% increase in revenue while investing in new systems and processes

"New CEO is a Perfect Fit"

Cantor Fitzgerald
September 20, 2021

"NXGN — ALERT: Good Catch"

KeyBank
September 20, 2021

"CEO Hire a Strong Fit, Validating Board's Vision to Transform Ambulatory Care"

PIPER | SANDLER
September 21, 2021

Well-bonded team's talent, history of success, and diversity of ideas and experience will continue to fuel the Company's growth

10 of 12

Members of executive team are new since 2016

- ✓ Talent
- ✓ Diverse Ideas
- ✓ History of Success
- ✓ Experience to Fuel Growth



David Sides
President and CEO



James Arnold
EVP and CFO



Srinivas Velamoor
EVP, Chief Growth and Strategy Officer



Donna Greene
EVP, HR



David Metcalfe
EVP, CTO



Jeffrey Linton
EVP, GC



Dr. Betty Rabinowitz
Chief Medical Officer



Allen Plunk
EVP, Operations



David Slazyk
Chief Information and Security Officer



Colleen Edwards
SVP, Marketing



Mitchell Waters
EVP, Commercial Growth



John Beck
EVP, Chief Solutions Officer

Independent Director Nominees Represent All Shareholders' Interests and Have Relevant Skills and Experience to Build On Progress and Drive Value Creation

Advancing Diversity and New Perspectives: a Majority of the Board (Five of Nine) New In the Past Four Years



David Sides, MBA, MHA
New President and CEO

Proven record growing, scaling and diversifying premier global healthcare software and technology companies

Most recently, COO of Teladoc Health, the global leader in virtual care, where he led worldwide commercial and operations teams

Previously CEO of Streamline Health, which offers RCM solutions for healthcare providers; CEO of iMDsoft, a provider of clinical information systems and EMRs for critical, perioperative and acute care organizations; SVP, World Wide Consulting of Cerner, a supplier of health information technology services, devices and hardware

Former director at EMIS Group, a major provider of healthcare software, IT and related services, and at Streamline Health. American College of Healthcare Executives fellow



Julie D. Klapstein
Independent

An experienced entrepreneur and healthcare technology CEO with 20 years of public/private Board experience, including at Amedisys (Chair of Compensation Committee and Member of Quality and Governance Committees); at MultiPlan (Member of Audit Committee); at Oak Street Health (Chair of Compensation Committee and Member of Compliance Committee); and at Revecore

Among other leadership roles, was founding CEO of Availity, one of the nation's largest health information networks optimizing the automated delivery of critical business and clinical information among healthcare stakeholders

Experience with Healthcare IT and Revenue Cycle Management is directly relevant to NXGN's business



Geraldine McGinty, MD, MBA, FACR
Independent

Current faculty member at Weill Cornell Medicine in New York City, serving as Senior Associate Dean for Clinical Affairs and Associate Professor of Clinical Radiology and Chief Strategy Officer and Chief Contracting Officer for Weill Cornell Medicine Physician Organization

In 2019, was named one of the Most Powerful Women in Health IT by Health Data magazine

NXGN will benefit from her internationally recognized expertise in healthcare strategy and an unwavering advocacy for patient-centered care with strong support for the intersection of technology and healthcare



Pamela Puryear, PhD, MBA
Independent

An influential thought leader with expertise in driving value creation through human capital management, organizational transformation, innovation and operational excellence, with focus in pharmaceutical, medical device and pharmacy sectors of the healthcare industry

Has served as Executive Vice President and Chief Human Resources Officer (CHRO) at Walgreens Boots Alliance; Senior Vice President and CHRO at Zimmer Biomet; and Chief Talent Officer at Pfizer and Hospira. Has also worked in financial services, and led an Organization Development consulting practice working with clients in healthcare, consumer products and insurance

Currently serves on the boards of Petplan and Rockley Photonics where she chairs both Compensation Committees and serves on one Nomination/Governance Committee



DARNELL DENT, MPA
Independent

+25-year executive leading managed healthcare plans and advising on plan organizational development and strategy

Strategic advisor to Softheon, provider of cloud-based health insurance exchange technology, and Virgin Pulse, global provider of employee well-being solutions

Previously, CEO of FirstCare Health Plans. Earlier, senior executive at University of Pittsburgh Medical Center Health Plan, UnitedHealthCare, Community Health Plan of Washington, Health Net, Lincoln National Corporation

NACD Board Leadership Fellow, Chair of NACD Austin Advisory Board. Past Chair of Association of Community Affiliated Health Plans and of Texas Association of Community Health Plans. Previously, director at Adaptis (Audit Committee member)

Director Nominee Skills

Skill	Nominees (filled of 9)
Healthcare IT Exec	●●●●●●○○○
Strategy / M&A	●●●●●●●●●
Governance / Comp	●●●●●●●●●
Finance / Accounting	●●●●●●●●●
Public Co. BOD	●●●●●●●○○
Clinical Operations	●●●●●●○○○
Human Capital	●●●●●●●○○
Commercialization	●●●●●●○○○

Independent Directors with Institutional Knowledge to Build on Transformation



Jeffrey H. Margolis
Chair

35 years of healthcare industry experience including as CEO of data-driven SaaS technology companies

Currently serves on the boards of Hoag Hospital and Hoag Clinic in Orange County, CA, Alignment Healthcare, TriNetX,
and as a Senior Advisor to Blackstone.
Has authored several books on transforming the healthcare industry

Provides NXGN with perspectives and insights about strategic growth opportunities, mentors executives and leverages his industry connections to help advance the Company



Craig A. Barbarosh
Vice Chair

An experienced board director and attorney, specializing in financial and operational restructuring and M&A

Extensive board leadership, including currently serving as Chair of Landec Corporation, a director at Evolent Health (member of Strategy and Compensation Committees), and a director at Sabra Health Care REIT (Chair of Audit Committee and member of Compensation Committee)

Has provided NXGN's Board with valuable guidance on governance and a series of strategic transactions



George H. Bristol
Independent

Former CFO and investment banker, where he has experience analyzing, evaluating and understanding financial statements and advising on the complexities of strategic and transactional financial matters

Decades-long career assisting shareholders and managers of businesses formulating and executing corporate financial transactions and strategies to maximize shareholder value

Breadth of his experience helps NXGN navigate constantly changing business developments and capital markets



Morris Panner
Independent

A senior executive with significant expertise in healthcare technology companies, including with SaaS capabilities, and the law

Currently, CEO of Ambra Health, a cloud-based healthcare software company that manages diagnostic imaging and related healthcare data

Former Assistant United States Attorney and legal advisor to U.S. government agencies, including the Department of Justice

Experience at software companies, including at healthcare software companies, and his legal training, have shaped NXGN's strategic development and operating/execution plans

4 of 9
DIRECTOR NOMINEES ARE DIVERSE BY GENDER, RACE

8 of 9
DIRECTOR NOMINEES ARE INDEPENDENT



~5 YEAR AVERAGE Tenure
<5 Years
5-10 Years
>10 Years

As the Company evolves, so should the Board's composition. As part of our refreshment efforts, we have identified five new highly qualified directors, including our new CEO.

With their appointments, we have advanced Board diversity and added decades of highly relevant experience across providers, health insurance, life sciences and enterprise software to execute our strategy and deliver leading performance and growth.

Vote Your <u>WHITE</u> Proxy Card Today "FOR" All Proposals and Each NextGen Healthcare Director Nominee

Vote for Growth and Value Creation

Discard Sheldon's Blue Card

Any shareholder with questions about the Annual Meeting or in need of assistance in voting their shares should contact:

MACKENZIE PARTNERS, INC.

NXGNproxy@mackenziepartners.com

Toll-Free: (800) 322-2885

Certain Information Concerning the Participants

NextGen Healthcare has filed a definitive proxy statement and supplement to the proxy statement (the "Supplement") with the U.S. Securities and Exchange Commission (the "SEC"), together with the associated WHITE proxy card attached to the Supplement, in connection with the solicitation of proxies for NextGen Healthcare's 2021 Annual Meeting of Shareholders (the "Definitive Proxy Statement"). WE URGE SHAREHOLDERS TO READ THE DEFINITIVE PROXY STATEMENT AND SUPPLEMENT (INCLUDING ANY OTHER AMENDMENTS OR SUPPLEMENTS TO SUCH PROXY STATEMENT) AND ANY OTHER RELEVANT DOCUMENTS THAT NEXTGEN HEALTHCARE WILL FILE WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. NextGen Healthcare and certain of its directors and executive officers are participants in the solicitation of proxies from shareholders in respect of the 2021 Annual Meeting. Information regarding the names of NextGen Healthcare's directors and executive officers and their respective interests in NextGen Healthcare by security holdings or otherwise are set forth in the Definitive Proxy Statement and Supplement. To the extent holdings of such participants in NextGen Healthcare's securities are not reported, or have changed since the amounts described, in the Definitive Proxy Statement, such changes will be reflected on Initial Statements of Beneficial Ownership on Form 3 or Statements of Change in Ownership on Form 4 filed with the SEC. Details concerning the nominees of NextGen Healthcare's Board of Directors for election at the 2021 Annual Meeting are included in the Definitive Proxy Statement and Supplement.

Shareholders will be able to obtain, free of charge, copies of the Definitive Proxy Statement, Supplement, any other amendments or supplements thereto and any other documents when filed by NextGen Healthcare with the SEC in connection with the Annual Meeting at the SEC's website (http://www.sec.gov), at NextGen Healthcare's website (https://investor.nextgen.com), by emailing NXGNproxy@mackenziepartners.com or by calling MacKenzie Partners at (800) 322-2885.

Forward Looking Statements

This communication may contain forward-looking statements within the meaning of the federal securities laws, including but not limited to, statements regarding future events including but not limited to the COVID-19 pandemic, developments in the healthcare sector and regulatory framework, the Company's future performance, as well as management's expectations, beliefs, intentions, plans, estimates or projections relating to the future (including, without limitation, statements concerning revenue, net income, and earnings per share). Risks and uncertainties exist that may cause the results to differ materially from those set forth in these forward-looking statements. Factors that could cause the anticipated results to differ from those described in the forward-looking statements and additional risks and uncertainties are set forth in Part I, Item A of our most recent Annual Report on Form 10-K and subsequently filed Quarterly Reports on Form 10-Q, including but not limited to: volatility and uncertainty in the global economy, financial markets and on our customers in light of the continuing COVID-19 pandemic, including the potential (i) slowdown or shutdown of preventive and elective medical procedures, (ii) delay in the contracting for additional products and services by our customers and (iii) delay in the sales cycle for new customers; a determination by the jury that the Company has liability in litigation advanced by a former director and shareholder; the volume and timing of systems sales and installations; length of sales cycles and the installation process; the possibility that products will not achieve or sustain market acceptance; seasonal patterns of sales and customer buying behavior; impact of incentive payments under The American Recovery and Reinvestment Act on sales and the ability of the Company to meet continued certification requirements; uncertainties related to the future impact of U.S. tax reform; the impact of governmental and regulatory agency investigations; the development by competitors of new or superior technologies; the timing, cost and success or failure of new product and service introductions, development and product upgrade releases; undetected errors or bugs in software; product liability; changing economic, political or regulatory influences in the health-care industry; changes in product-pricing policies; availability of third-party products and components; competitive pressures including product offerings, pricing and promotional activities; the Company's ability or inability to attract and retain qualified personnel; the impact of any proxy contest at the 2021 Annual Meeting of Shareholders; possible regulation of the Company's software by the U.S. Food and Drug Administration; changes of accounting estimates and assumptions used to prepare the prior periods' financial statements; disruptions caused by acquisitions of companies, products, or technologies; the extent to which the COVID-19 pandemic and measures taken in response thereto could adversely affect our financial condition and results of operations; and general economic conditions. A significant portion of the Company's quarterly sales of software product licenses and computer hardware is concluded in the last month of a fiscal quarter, generally with a concentration of such revenues earned in the final ten business days of that month. Due to these and other factors, the Company's revenues and operating results are very difficult to forecast. A major portion of the Company's costs and expenses, such as personnel and facilities, are of a fixed nature and, accordingly, a shortfall or decline in quarterly and/or annual revenues typically results in lower profitability or losses. As a result, comparison of the Company's period-to-period financial performance is not necessarily meaningful and should not be relied upon as an indicator of future performance. These forward-looking statements speak only as of the date hereof. The Company undertakes no obligation to publicly update any forward-looking statements, whether as a result of new information, future events or otherwise.